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                                                                    EXHIBIT 21.2

                   CAPITAL AUTOMOTIVE REIT AND SUBSIDIARIES
                   ----------------------------------------


                                      STATE OF INCORPORATION
                                                OR
      NAME OF SUBSIDIARY                   ORGANIZATION
  --------------------------             ----------------

     Capital Automotive L.P.                 Delaware

     CAR I Alexander Inc.                    Delaware

     CAR Alexander L.P.                      Delaware

     CAR Park L.L.C.                         Delaware

     CAR Park L.P.                           Delaware

     CAR Clearwater L.L.C.                   Delaware

     CAR Jackson L.L.C.                      Delaware

     CAR Jackson L.P.                        Delaware

     CAR GUR L.L.C.                          Delaware

     2298 Crain Highway LLC                  Maryland

     CAR Wiggins L.L.C.                      Delaware

     CAR MOT L.L.C.                          Delaware

     CAR TON L.L.C.                          Delaware

     CAR MOR L.L.C.                          Delaware

     CAR MOT II L.L.C.                       Delaware

     CAR FAA L.L.C.                          Delaware

     CAR MCC L.L.C.                          Delaware

     CARS-FEN L.L.C.                         Delaware

     CARS-DBSPE1, Inc.                       Delaware

     CARS-DBSPE2, Inc.                       Delaware

     CARS-DBSPE3, Inc.                       Delaware

     CARS-DBSPE4, Inc.                       Delaware

     CARS-DB1, L.L.C.                        Delaware

                                      -1-
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     CARS-DB2, L.L.C.                        Delaware

     CARS-DB3, L.P.                          Delaware

     CARS-DB4, L.P.                          Delaware

     CAR GP1 Inc.                            Delaware

     CAR GR1 L.P.                            Delaware

     CAR GRAUTO1 LAND L.P.                   Delaware

     CAR GPAAUTO1 LAND L.L.C.                Delaware

     CAR PER L.L.C.                          Delaware

     CAR CZ L.L.C.                           Delaware

     CAR MUL L.L.C.                          Delaware

     CAR HDV L.L.C.                          Delaware

     CAR GPASB Inc.                          Delaware

     CAR ASBTX L.P.                          Delaware

     CAR ASBFL L.L.C.                        Delaware

     CAR MMC L.L.C.                          Delaware



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